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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 13, 1998
                        (Date of earliest event reported)



                                F & M BANK CORP.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-13273                  54-1280811
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 P.O. Box 1111
             Timberville, Virginia                         22853
    (Address of Principal Executive Offices)            (Zip Code)



               Registrant's telephone number, including area code:
                                 (540) 896-8941



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Item 5.      Other Events.

         The press release issued by the Registrant on April 13, 1998 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on April 13, 1998.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       F & M BANK CORP.
                                           (Registrant)



Date:  April 13, 1998                  By: /s/ Julian D. Fisher
                                           ----------------------------
                                           Julian D. Fisher
                                           President and Chief Executive Officer





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                                  Exhibit Index

Number            Document
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99         Press release issued by the Registrant on April 13, 1998.